Exhibit 99.1

One Amgen Center Drive Thousand Oaks, CA 91320-1799 Telephone 805-447-1000 www.Amgen.com

News Release

AMGEN AND HORIZON THERAPEUTICS PLC RESOLVE FTC LAWSUIT, CLEARING PATH TO CLOSE ACQUISITION

THOUSAND OAKS, Calif., & DUBLIN (September 1, 2023) – Amgen (NASDAQ:AMGN) and Horizon Therapeutics plc (NASDAQ:HZNP) today announced the entry into a consent order agreement with the Federal Trade Commission (FTC) that resolves the pending FTC administrative lawsuit. This clears the path to take the final steps to close Amgen’s acquisition of Horizon.

As a result of the consent order agreement, Amgen and Horizon expect that the parties will jointly file stipulated proposed orders to dismiss the preliminary injunction motion and dissolve the temporary restraining order (TRO) in the U.S. District Court for the Northern District of Illinois, and that Amgen and Horizon will quickly seek the final approvals required under Irish law to close the acquisition.

Amgen has consistently stated to the FTC, the courts and the public that it has no reason, ability or intention to bundle Horizon’s TEPEZZA® (terprotumumab-trbw) or KRYSTEXXA® (pegloticase injection) with any of its products. This narrow assurance, formalized in the consent order with the FTC, will have no impact on Amgen’s business.

The companies anticipate being able to close the acquisition in early Q4 2023 and look forward to the opportunity to serve patients around the world suffering from rare diseases.

About Amgen

Amgen is committed to unlocking the potential of biology for patients suffering from serious illnesses by discovering, developing, manufacturing and delivering innovative human therapeutics. This approach begins by using tools like advanced human genetics to unravel the complexities of disease and understand the fundamentals of human biology.

Amgen focuses on areas of high unmet medical need and leverages its expertise to strive for solutions that improve health outcomes and dramatically improve people’s lives. A biotechnology pioneer since 1980, Amgen has grown to be one of the world’s leading independent biotechnology companies, has reached millions of patients around the world and is developing a pipeline of medicines with breakaway potential.

AMGEN AND HORIZON THERAPEUTICS PLC RESOLVE FTC LAWSUIT, CLEARING PATH TO CLOSE ACQUISITION

Amgen is one of the 30 companies that comprise the Dow Jones Industrial Average and is also part of the Nasdaq-100 index. In 2023, Amgen was named one of “America’s Greatest Workplaces” by Newsweek and one of “America’s Climate Leaders” by USA Today.

For more information, visit Amgen.com and follow us on Twitter, LinkedIn, Instagram, TikTok, YouTube and Threads.

About Horizon

Horizon is a global biotechnology company focused on the discovery, development and commercialization of medicines that address critical needs for people affected by rare, autoimmune and severe inflammatory diseases. Our pipeline is purposeful: We apply scientific expertise and courage to bring clinically meaningful therapies to patients. We believe science and compassion must work together to transform lives. For more information on how we go to incredible lengths to impact lives, visit HorizonTherapeutics.com and follow us on Twitter, LinkedIn, Instagram and Facebook.

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Amgen Forward-Looking Statements

This news release contains forward-looking statements that are based on the current expectations and beliefs of Amgen. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including any statements on the outcome, benefits and synergies of collaborations, or potential collaborations, with any other company (including BeiGene, Ltd. or Kyowa-Kirin Co., Ltd.), the performance of Otezla® (apremilast) (including anticipated Otezla sales growth and the timing of non-GAAP EPS accretion), the Teneobio, Inc. acquisition, the ChemoCentryx, Inc. acquisition, or the proposed acquisition of Horizon Therapeutics plc (including the potential outcome of any litigation with the Federal Trade Commission, prospective performance and outlook of Horizon’s business, performance and opportunities and any potential strategic benefits, synergies or opportunities expected as a result of such acquisition), as well as estimates of revenues, operating margins, capital expenditures, cash, other financial metrics, expected legal, arbitration, political, regulatory or clinical results or practices, customer and prescriber patterns or practices, reimbursement activities and outcomes, effects of pandemics or other widespread health problems on our business, outcomes, progress, and other such estimates and results. Forward-looking statements involve significant risks and uncertainties, including those discussed below and more fully described in the Securities and Exchange Commission reports filed by Amgen, including our most recent annual report on Form 10-K and any subsequent periodic reports on Form 10-Q and current reports on Form 8-K. Unless otherwise noted, Amgen is providing this information as of the date of this news release and does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

AMGEN AND HORIZON THERAPEUTICS PLC RESOLVE FTC LAWSUIT, CLEARING PATH TO CLOSE ACQUISITION

No forward-looking statement can be guaranteed and actual results may differ materially from those we project. Our results may be affected by our ability to successfully market both new and existing products domestically and internationally, clinical and regulatory developments involving current and future products, sales growth of recently launched products, competition from other products including biosimilars, difficulties or delays in manufacturing our products and global economic conditions. In addition, sales of our products are affected by pricing pressure, political and public scrutiny and reimbursement policies imposed by third-party payers, including governments, private insurance plans and managed care providers and may be affected by regulatory, clinical and guideline developments and domestic and international trends toward managed care and healthcare cost containment. Furthermore, our research, testing, pricing, marketing and other operations are subject to extensive regulation by domestic and foreign government regulatory authorities. We or others could identify safety, side effects or manufacturing problems with our products, including our devices, after they are on the market. Our business may be impacted by government investigations, litigation and product liability claims. In addition, our business may be impacted by the adoption of new tax legislation or exposure to additional tax liabilities. If we fail to meet the compliance obligations in the corporate integrity agreement between us and the U.S. government, we could become subject to significant sanctions. Further, while we routinely obtain patents for our products and technology, the protection offered by our patents and patent applications may be challenged, invalidated or circumvented by our competitors, or we may fail to prevail in present and future intellectual property litigation. We perform a substantial amount of our commercial manufacturing activities at a few key facilities, including in Puerto Rico, and also depend on third parties for a portion of our manufacturing activities, and limits on supply may constrain sales of certain of our current products and product candidate development. An outbreak of disease or similar public health threat, such as COVID-19, and the public and governmental effort to mitigate against the spread of such disease, could have a significant adverse effect on the supply of materials for our manufacturing activities, the distribution of our products, the commercialization of our product candidates, and our clinical trial operations, and any such events may have a material adverse effect on our product development, product sales, business and results of operations. We rely on collaborations with third parties for the development of some of our product candidates and for the commercialization and sales of some of our commercial products. In addition, we compete with other companies with respect to many of our marketed products as well as for the discovery and development of new products. Discovery or identification of new product candidates or development of new indications for existing products cannot be guaranteed and movement from concept to product is uncertain; consequently, there can be no guarantee that any particular product candidate or development of a new indication for an existing product will be successful and become a commercial product. Further, some raw materials, medical devices and component parts for our products are supplied by sole third-party suppliers. Certain of our distributors, customers and payers have substantial purchasing leverage in their dealings with us. The discovery of significant problems with a product similar to one of our products that implicate an entire class of products could have a material adverse effect on sales of the affected products and on our business and results of operations. Our efforts to collaborate with or acquire other companies, products or technology, and to integrate the operations of companies or to support the products or technology we have acquired, may not be successful. There can be no guarantee that we will be able to realize any of the strategic benefits, synergies or opportunities arising from the Horizon acquisition, and such benefits, synergies or opportunities may take longer to realize than expected. We may not obtain regulatory clearance to acquire Horizon or be able to successfully integrate Horizon, and such acquisition or integration may take longer, be more difficult or cost more than expected. A breakdown, cyberattack or information security breach of our information technology systems could compromise the confidentiality, integrity and availability of our systems and our data. Our stock price is volatile and may be affected by a number of events. Our business and operations may be negatively affected by the failure, or perceived failure, of achieving our environmental, social and governance objectives. The effects of global climate change and related natural disasters could negatively affect our business and operations. Global economic conditions may magnify certain risks that affect our business. Our business performance could affect or limit the ability of our Board of Directors to declare a dividend or our ability to pay a dividend or repurchase our common stock. We may not be able to access the capital and credit markets on terms that are favorable to us, or at all.

AMGEN AND HORIZON THERAPEUTICS PLC RESOLVE FTC LAWSUIT, CLEARING PATH TO CLOSE ACQUISITION

Horizon Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “see,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Horizon’s future prospects, developments and business strategies, and the acquisition of Horizon by Amgen. Such forward-looking statements include, but are not limited to, statements relating to the acquisition, the FTC litigation and Horizon’s and Amgen’s expectations with respect to the timing of future events, including estimated timing of closing the acquisition. Horizon’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: whether and when the district court enters an order dissolving the TRO; whether and when a new sanction hearing is scheduled by the Irish High Court; the ability of the parties to consummate the acquisition in a timely manner or at all; the satisfaction (or waiver) of conditions to the consummation of the acquisition; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreement governing the acquisition; and the outcome of any additional legal proceedings that have or may be instituted against the parties or any of their respective directors or officers related to the acquisition. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Horizon’s most recent filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022, and any subsequent reports on Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on Horizon’s website at https://ir.horizontherapeutics.com/financial-information/sec-filings. The forward-looking statements set out in this news release are made only as of the date hereof. Horizon assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

AMGEN AND HORIZON THERAPEUTICS PLC RESOLVE FTC LAWSUIT, CLEARING PATH TO CLOSE ACQUISITION

Statements Required by the Irish Takeover Rules

The directors of Amgen accept responsibility for the information contained in this news release relating to Amgen and the Amgen Horizon Statements (as defined below), except for the statements made by Horizon in respect of Amgen (the “Horizon Amgen Statements”). To the best of the knowledge and belief of the directors of Amgen (who have taken all reasonable care to ensure such is the case), the information contained in this news release for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of Horizon accept responsibility for the information contained in this news release relating to Horizon and for the Horizon Amgen Statements, except for the statements made by Amgen in respect of Horizon (the “Amgen Horizon Statements”). To the best of the knowledge and belief of the directors of Horizon (who have taken all reasonable care to ensure that such is the case), the information contained in this news release for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3(b) of the Irish Takeover Panel Act, 1997, Takeover Rules, 2022 (the “Irish Takeover Rules”), if any person is, or becomes, ‘interested’ in 1% or more of any class of ‘relevant securities’ of Horizon, that person must publicly disclose all ‘dealings’ in any ‘relevant securities’ of Horizon during the ‘offer period’, by not later than 3:30 p.m. (E.T.) on the ‘business day’ following the date of the relevant transaction.

If two or more persons co-operate on the basis of any agreement either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Horizon or any securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘opening position’ and ‘dealings’ should be disclosed can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

‘Interests’ in securities arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a ‘dealing’ under Rule 8 of the Irish Takeover Rules, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020.

AMGEN AND HORIZON THERAPEUTICS PLC RESOLVE FTC LAWSUIT, CLEARING PATH TO CLOSE ACQUISITION

General

A copy of this news release will be available, free of charge (subject to certain restrictions relating to persons resident in certain restricted jurisdictions) on Amgen’s website at https://wwwext.amgen.com/horizon-offer and on Horizon’s website at https://ir.horizontherapeutics.com/information by no later than 12:00 noon (E.T.) on the business day following this news release and throughout the course of the pending transaction. Neither the contents of Amgen’s nor Horizon’s websites nor the contents of any other website accessible from hyperlinks are incorporated into, or form part of, this statement.

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AMGEN CONTACTS: Amgen, Thousand Oaks

Jessica Akopyan, 805-440-5721 (media)

Justin Claeys, 805-313-9775 (investors)

HORIZON CONTACTS:

Tina Ventura, Investor-relations@horizontherapeutics.com (investors)

Geoff Curtis, media@horizontherapeutics.com (U.S. media contact)

Eimear Rigby, media@horizontherapeutics.com (Ireland media contact)